                                                                   EXHIBIT 99.10

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2005

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Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

ALABAMA

LOAN SIZE      FICO       LTV        DOCUMENTATION               PROPERTY TYPE        ZIP CODE
 73,332.19     653         80.00     Stated Documentation        Single Family        36567
 18,376.68     653        100.00     Stated Documentation        Single Family        36567
 86,761.75     612        100.00     Full Documentation          Single Family        36571
 83,764.22     699         80.00     Stated Documentation        Single Family        36608
 20,968.68     699        100.00     Stated Documentation        Single Family        36608
108,822.53     617        100.00     Full Documentation          Single Family        36545
158,885.35     649         80.00     Stated Documentation        Single Family        36604
 39,556.24     649        100.00     Stated Documentation        Single Family        36604
104,372.95     608         95.00     Full Documentation          Single Family        36521
128,318.39     617        100.00     Full Documentation          Single Family        36571
105,718.30     714         80.00     Stated Documentation        Single Family        36571
 26,444.86     714        100.00     Stated Documentation        Single Family        36571

LOUISIANA

LOAN SIZE     FICO         LTV       DOCUMENTATION              PROPERTY TYPE                  ZIP CODE
 80,372.26    600           80.00    Full Documentation         Single Family                  70818
107,668.19    526           90.00    Full Documentation         Single Family                  71118
118,386.62    558           64.86    Full Documentation         Single Family                  70114
178,000.00    674           80.00    Full Documentation         Planned Unit Development       71106
 44,396.47    674          100.00    Full Documentation         Planned Unit Development       71106
186,341.64    620           81.30    Full Documentation         Single Family                  70122
111,744.02    631           80.00    Stated Documentation       Single Family                  70452
 27,951.81    631          100.00    Stated Documentation       Single Family                  70452
114,579.34    616           80.00    Full Documentation         Single Family                  70435
106,000.00    635           80.00    Full Documentation         Single Family                  70065
 26,459.10    635          100.00    Full Documentation         Single Family                  70065
 99,613.80    634           50.51    Full Documentation         Single Family                  70005
111,717.89    604           80.00    Stated Documentation       Single Family                  70802
112,044.04    619          100.00    Full Documentation         Single Family                  70805
 69,369.36    594           80.00    Full Documentation         Single Family                  70726
 17,380.34    594          100.00    Full Documentation         Single Family                  70726
133,941.61    649          100.00    Stated Documentation       Single Family                  71129
 79,769.82    630           94.12    Full Documentation         Single Family                  71119
146,200.00    552           85.00    Full Documentation         Single Family                  71106
477,850.00    643           95.00    Stated Documentation       Single Family                  70769
678,105.98    609           80.00    Stated Documentation       Single Family                  70605
134,508.64    563           90.00    Full Documentation         Single Family                  71295
 55,892.68    611          100.00    Full Documentation         Single Family                  70507
 95,868.11    526           83.84    Full Documentation         Single Family                  70043
 41,233.20    550           90.00    Full Documentation         Single Family                  71457
122,444.62    562           70.00    Stated Documentation       Single Family                  70461
132,863.31    592          100.00    Full Documentation         Single Family                  71351
192,077.27    615           70.00    Full Documentation         4 Family                       70114
 78,974.23    559           80.00    Stated Documentation       Single Family                  70533
137,755.81    638           80.00    Full Documentation         Single Family                  70592
 34,468.53    638          100.00    Full Documentation         Single Family                  70592
110,317.20    525           85.00    Full Documentation         Single Family                  70056

 78,182.04    685           80.00    Full Documentation         Single Family                  70094
 19,560.95    685          100.00    Full Documentation         Single Family                  70094
 72,117.76    662           83.05    Lite Documentation         Single Family                  70726
107,913.63    658           80.00    Stated Documentation       Single Family                  70517
 26,988.03    658          100.00    Stated Documentation       Single Family                  70517
 48,610.01    605           58.82    Full Documentation         Single Family                  70094
 80,890.30    618          100.00    Full Documentation         Single Family                  70570
173,946.15    609           85.00    Full Documentation         Single Family                  70058
 52,924.94    643           85.48    Full Documentation         Single Family                  71108
 99,752.17    673           80.00    Full Documentation         Single Family                  70517
 24,962.83    673          100.00    Full Documentation         Single Family                  70517
 53,879.01    609           58.70    Stated Documentation       Single Family                  70601

MISSISSIPPI

LOAN SIZE     FICO         LTV       DOCUMENTATION              PROPERTY TYPE       ZIP CODE
 59,325.66    588           85.00    Full Documentation         Single Family       39051
 78,688.11    609          100.00    Full Documentation         Single Family       39702
 49,209.75    596           85.00    Full Documentation         Single Family       39204
111,743.44    630           85.00    Full Documentation         Single Family       39120
 74,842.65    597          100.00    Full Documentation         Single Family       39503
 69,516.23    564           90.00    Full Documentation         Single Family       39564
 76,405.98    578           90.00    Full Documentation         Single Family       39439
 43,141.56    565           90.00    Full Documentation         Single Family       39355
 59,872.13    680           80.00    Stated Documentation       Single Family       39503
 14,982.91    680          100.00    Stated Documentation       Single Family       39503
111,867.95    509           80.00    Full Documentation         Single Family       39332
255,000.00    551           85.00    Full Documentation         Single Family       39402
 71,805.56    662           80.00    Stated Documentation       Single Family       39042
 17,975.13    662          100.00    Stated Documentation       Single Family       39042
260,000.00    638          100.00    Full Documentation         Single Family       39110